AMERICAN CAPITAL HOLDINGS (Letterhead)


                               14 East Washington Street
                                      Suite 306
                                Orlando, FL 32801-2320
                                407.650.5252 Telephone
                                407.650.5253 Facsimile

                                                      December 30, 2003

Mr. Robert Logel, Managing Director
Spaulding Ventures, LLC
8429 Main Street
Williamsville, NY 14221

Re:   American Capital Holdings, Inc.
      Spaulding Ventures, LLC Asset Acquisition

Dear Rob:

The purpose of this letter is to confirm the Stock Acquisition Agreement between American Capital Holdings, Inc. and Spaulding Ventures, LLC ("Spaulding"), which sets forth the asset purchase agreement of Two Million Ninety Three Three Hundred Fifty One (2,093,351) common shares of American Capital Holdings, Inc. for 100% of the total assets of Spaulding Ventures, LLC, which include Spaulding's ownership of the following companies.

1.    SmartPill Diagnostics, Inc. 1,194,824 Series A Preferred Shares
2.    Brilliant Coatings, Inc. 250,000 Common Shares
3.    @dvisory LLC  250,000 Series A Preferred Shares
4.    eSmokes, Inc. 300,000 Common Shares
5.    Efficient, Inc. 240,000 Series A Preferred Shares
6.    IS Direct 140,000 Common Shares
7.    Solid Imaging, LTD $25,000 Convertible Note
8.    Century Aerospace Corporation 57,000 Series B Preferred Shares
9.    Traffic Engines/AMNW 250,000 Common Shares
10.   Metro Flex, Inc. 900,000 Common & Series A Preferred Shares

Also, enclosed herewith, please find the Spaulding Shareholder Schedule listing each individual shareholder and the respective share amounts of American Capital Holdings, Inc. to be issued to each shareholder. If this agreement and enclosed exhibits comports to our accord, please sign in the spaces provided below and on the aforementioned appended shareholder schedule and return via facsimile to my direct facsimile @ 561.776.0391.


Agreed:         /s/ Barney A. Richmond           12/30/03
                _________________________________________
                American Capital Holdings, Inc   Date
                 Barney A. Richmond, Chairman


Agreed:        /s/ Robert Logel                  12/30/03
               __________________________________________
                    Spaulding Ventures, LLC        Date
                    Robert Logel, Managing Director